SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        ---------------------------------

        Date of Report (Date of earliest event reported): August 19, 2002


                                LADISH CO., INC.
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             (Exact name of registrant as specified in its charter)

         Wisconsin                      0-23539                  31-1145953
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

                             5481 S. Packard Avenue
                             Cudahy, Wisconsin 53110
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           (Address of principal executive offices including zip code)

                                 (414) 747-2611
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                         (Registrant's telephone number)


ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 19, 2002, the Company was advised by its independent auditor, Deloitte & Touche LLP, that the client-auditor relationship between Ladish Co., Inc. and Deloitte & Touche LLP had ceased. A copy of the letter received from Deloitte & Touche LLP confirming that notification is attached hereto as Exhibit 99(a). As the relationship with Deloitte & Touche LLP had only been in effect since June 27, 2002, Deloitte & Touche LLP has not reviewed, audited or rendered any report on any financial statements of the Company as of any date or for any period.

     Deloitte & Touche LLP has advised the Company that it believes there has been a disagreement regarding the Company's method of recognition of valuation allowances against deferred tax assets. Since its engagement as auditor, Deloitte & Touche LLP has had ongoing discussions with the Company regarding the accounting for the deferred tax asset valuation


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

allowances. Deloitte & Touche LLP has concluded that the Company's financial statements as of and for the quarters ended March 31, 2002 and June 30, 2002 and for the year ended December 31, 2001 and for an undetermined number of prior fiscal years, required restatement in order for such financial statements to be presented in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). As disclosed in the Company's quarterly report on Form 10-Q filed August 14, 2002, the Company's method of recognizing valuation allowances, which had been approved by the Company's former auditors, had been discussed by Deloitte & Touche LLP, Company management and the audit committee of the Company's board of directors, but agreement on those issues had not been reached as of the date of such filing. The Company has not been convinced that its method of accounting for the deferred tax asset valuation allowances is not in accordance with U.S. GAAP. As reported in its Form 8-K dated June 27, 2002 reporting the dismissal of its former auditors, for the fiscal years ended December 31, 2000 and 2001, during the subsequent interim periods and through the date of dismissal, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). Further, said financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Company has provided Deloitte & Touche LLP with a copy of the foregoing disclosures. Attached as Exhibit 99(b) is a copy of the Deloitte & Touche LLP letter dated August 26, 2002 setting forth its comments regarding the Company's statements in this Form 8-K.

     The Audit Committee of the Board of Directors of Ladish Co., Inc. has accepted Deloitte & Touche LLP's decision to cease the relationship and has initiated a search for a new independent accounting firm to act as the Company's certifying accountants. Deloitte & Touche LLP has been authorized to respond fully to inquiries of the successor accountant concerning this and all matters.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  None.

     (b)  None.

     (c)  Exhibits.

          99(a) Letter from Deloitte & Touche LLP dated August 19, 2002 to the Company.

          99(b) Letter from Deloitte & Touche LLP dated August 26, 2002 to the Company.


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


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                      LADISH CO., INC.



                                      By: /s/  Wayne E. Larsen
                                          --------------------------------------
                                          Wayne E. Larsen
                                          Vice President Law/Finance & Secretary



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



                                Ladish Co., Inc.

                            Exhibit Index to Form 8-K
                          Report dated August 19, 2002




Exhibit No.         Description
-----------         -----------

   99(a) Letter from Deloitte & Touche LLP dated August 19, 2002 to the Company

   99(b) Letter from Deloitte & Touche LLP dated August 26, 2002 to the Company




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